SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2005

XM SATELLITE RADIO HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27441	54-1878819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1500 Eckington Place, N.E. Washington, DC	20002
(Address of principal executive offices)	(Zip Code)

(202) 380-4000

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Concurrently with the filing of this Current Report on Form 8-K we filed a prospectus supplement (the “Prospectus Supplement”) with the Securities Exchange Commission (the “SEC”) in connection with our offering of 9,668,063 shares (the “Shares”) of our Class A common stock, par value $.01 per share. We estimate that we will receive approximately $299.7 million in net proceeds from the sale of the Shares, after deducting underwriting discounts and commissions and the estimated expenses of the offering.

We intend to use the net proceeds from this offering for working capital and general corporate purposes, which may include launch payments for XM-4 in mid to late 2006, construction payments for XM-5, payments for third-party programming, repayment of debt, and other strategic initiatives.

The Prospectus Supplement was filed pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a universal shelf registration statement on Form S-3 (Reg. No. 333-114178) originally filed with the SEC on April 2, 2004 and amended on April 23, 2004. A copy of the Underwriting Agreement dated June 8, 2005 related to the offering of the Shares between our company and the underwriter named therein is filed as Exhibit 1.1 to this Current Report on Form 8-K.

* * *

The Prospectus Supplement included the following updated information about our company:

Recent Developments

Satellite Deployment Plan. We launched our first two satellites, XM Rock (XM-2) and XM Roll (XM-1) prior to the commencement of commercial operations in the first half of 2001. These satellites suffer from a progressive solar array power degradation issue that is common to the first six Boeing 702 class satellites in orbit—XM Rock and XM Roll were the fifth and sixth Boeing 702s launched. In February 2005 we launched our XM-3 satellite. XM-3 has been placed into one of our two orbital slots and beginning in April 2005 is being used to transmit the XM service. XM Rock and XM Roll are collocated and providing service in our other orbital slot. We have a fourth satellite (XM-4) under construction to replace the collocated XM-1 and XM-2. XM-4 is expected to be completed and available for launch in early 2006. We intend to launch XM-4 in mid to late 2006. This schedule is designed to mitigate risks attendant to on-ground storage of the satellite for an extended period and to give us time to react to any launch or other problems that may be encountered with XM-4. We will incur the capital expenditures relating to the launch of XM-4 approximately 12 to 18 months earlier than originally planned, but the timing and amount of capital expenditures on the satellite itself would not change. Our plan to move up the launch date is subject to launch vehicle availability and other business priorities. We recently entered into a contract with Space Systems/Loral, after a competitive bidding process, to construct another satellite (XM-5) to be completed in late 2007 for use as a ground spare or to be available for launch in the event there is a launch or early operations failure of XM-4. The terms of the contract for XM-5 are analogous to those of our most recent satellite procurement and are in our view on the whole economically more favorable to XM.

Election of Directors. At our annual stockholders meeting on May 26, 2005, all of the nominees to our board of directors were elected, including two new board members, John W. Mendel, a Senior Vice President of American Honda Motor Co., Inc., and Eddy W. Hartenstein, a senior executive of DIRECTV, Inc. for many years until his retirement as Chairman and CEO in 2004.

Certain Common Stock Information

After the offering, we will have 221,725,850 shares of Class A common stock outstanding, based on the number of shares of Class A common stock outstanding as of June 3, 2005 and excluding:

•	5,393,252 shares of Class A common stock issuable upon conversion of Series A convertible redeemable preferred stock, which converts at the option of the holder on a one-for-one basis;

•	592,861 shares of Class A common stock issuable upon conversion of Series B convertible redeemable preferred stock, which converts at the option of the holder at a rate of 1.25 shares of Class A common stock for each share held;

•	12,701,209 shares of Class A common stock issuable upon conversion of Series C convertible redeemable preferred stock, liquidation preference of $1,000 per share, which converts at the option of the holder at a conversion price of $8.72 per share;

•	8,000,000 shares of Class A common stock issuable upon conversion of 1.75% convertible senior notes due 2009;

•	70,142,023 shares of Class A common stock issuable upon conversion of 10% senior secured discount convertible notes due 2009, which convert at the option of the holder at a conversion price of $3.18 per share;

•	15,640,961 shares of Class A common stock issuable upon exercise of outstanding options exercisable at exercise prices ranging from $2.67 per share to $45.4375 per share; and

•	12,155,341 shares of Class A common stock issuable upon exercise of outstanding warrants exercisable at exercise prices ranging from $3.18 per share to $45.24 per share.

Certain Pro Forma Financial Information

As of March 31, 2005, giving effect to the issuance of 9,668,063 shares of Class A common stock in this offering at $31.20 per share, after deducting underwriting discounts and commissions and estimated offering expenses, our total cash and cash equivalents would have been approximately $947.2 million and our total stockholders equity would have been approximately $520.6 million.

Risk Factors

We may need additional funding for our business plan and additional financing might not be available.

Although we believe we have sufficient cash and credit facilities available to fund our operations through the date on which we expect our business to begin generating positive cash flow, we may need additional financing due to future developments or changes in our business plan, including increasing marketing, distribution or programming costs. In addition, our actual funding requirements could vary materially from our current estimates. If additional financing is needed, we may not be able to raise sufficient funds on favorable terms or at all. If we fail to obtain any necessary financing on a timely basis, a number of adverse effects could occur. We could default on our commitments to creditors or others and may have to seek a purchaser for our business or assets.

We need to obtain rights to programming, which could be more costly than anticipated.

Third-party content is an important part of the marketing of the XM Radio service and obtaining third-party content can be expensive. In 2004, we announced a multi-year agreement with Major League Baseball (MLB) to broadcast MLB games live nationwide, and to become the Official Satellite Radio provider of Major League Baseball. We will pay MLB up to $50 million for 2005 and $60 million per year thereafter through 2012, with $120 million to be deposited into escrow in 2005. We also must negotiate new agreements with third-party suppliers of programming, and such programming may be more expensive than formerly anticipated, given the growth of the satellite radio industry and amounts paid for other programming. In addition, we need to enter into music programming royalty arrangements with Broadcast Music, Inc., which we refer to as BMI, and in the future will have to re-negotiate our existing arrangements with the American Society of Composers, Authors and Publishers, SESAC, Inc., and the Recording Industry Association of America. We expect to establish license fees with BMI through negotiation and such royalty arrangements may be more costly than anticipated. Our ability to obtain necessary third-party content at a reasonable cost, complete the amendment of certain programming agreements in connection with the renewal of prior arrangements or changes to our channel lineup and negotiate cost-effective royalty arrangements will impact our financial performance and results of operations.

Large payment obligations under our distribution agreement with General Motors and other agreements may prevent us from becoming profitable or from achieving profitability in a timely manner.

We have significant payment obligations under our long-term distribution agreement with General Motors for the installation of XM radios in General Motors vehicles and the distribution of our service to the exclusion of other satellite radio services. These payment obligations, which could total several hundred million dollars over the life of the contract, may prevent us from becoming profitable. A significant portion of these payments are fixed in amount, and we must pay these amounts even if General Motors does not continue to meet or exceed performance targets in the contract. Although this agreement is subject to renegotiation in certain limited circumstances, we cannot predict the outcome of any such renegotiation. We also have significant payment obligations under other agreements, including $50 million for 2005 and $60 million per year thereafter under our recently announced agreement with Major League Baseball (MLB) to become the Official Satellite Radio Network of Major League Baseball. In addition, any future agreements that we enter into with third-party suppliers of programming could involve substantial costs to us. These payment obligations could significantly delay our becoming profitable.

Our substantial indebtedness could adversely affect our financial health, which could reduce the value of our securities.

As of March 31, 2005, the total accreted value of our indebtedness was $1.2 billion ($1.1 billion carrying value). The carrying amount will continue to increase during 2005 as our indebtedness accretes, and we may issue more debt securities if we believe we can raise money on favorable terms. Most of our indebtedness will mature in 2009 and 2010. However, our substantial indebtedness could have important consequences to you. For example, it could:

•	increase our vulnerability to general adverse economic and industry conditions;

•	limit our ability to fund future working capital, capital expenditures, research and development costs and other general corporate requirements;

•	require us to dedicate a substantial portion of our cash flow from operations to payments on our indebtedness, thereby reducing the availability of our cash flow to fund working capital, capital expenditures, research and development efforts and other general corporate purposes;

•	limit our flexibility in planning for, or reacting to, changes in our business and the industry in which we operate;

•	place us at a competitive disadvantage compared to our competitors that have less debt; and

•	limit, along with the financial and other restrictive covenants in our indebtedness, among other things, our ability to borrow additional funds.

Failing to comply with those covenants could result in an event of default, which, if not cured or waived, could cause us to have to discontinue operations or seek a purchaser for our business or assets. In addition, the covenants allow us to incur more debt in the future, which could increase our total indebtedness.

Future issuances of our Class A common stock could lower our stock price and impair our ability to raise funds in new stock offerings.

We have issued and outstanding securities exercisable for or convertible into a significant number of shares of our Class A common stock, some of which accrue interest, which is convertible into Class A common stock, or give us the option to make interest or other payments in our Class A common stock or securities convertible into Class A common stock. The conversion or exercise of these existing securities could lead to a significant increase in the amount of Class A common stock outstanding. As of June 3, 2005, we had outstanding approximately 212.1 million shares of Class A common stock. On a pro forma basis as of June 3, 2005, if we issued all shares issuable upon conversion or exercise of outstanding securities, we would have had approximately 336.3 million shares of Class A common stock outstanding on that date. Issuances of a large number of shares could adversely affect the market price of our Class A common stock. Most of the shares of our Class A common stock that are not already publicly-traded, including those held by affiliates, have been registered by us for resale into the public market. The sale into the public market of a large number of privately-issued shares also could adversely affect the market price of our Class A common stock and could impair our ability to raise funds in additional stock offerings.

The market price of our securities could be hurt by substantial price and volume fluctuations.

Historically, securities prices and trading volumes for emerging companies fluctuate widely for a number of reasons, including some reasons that may be unrelated to their businesses or results of operations. This market volatility could depress the price of our securities without regard to our operating performance. In addition, our operating results may be below the expectations of public market analysts and investors. If this were to occur, the market price of our securities would likely significantly decrease.

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Except for any historical information, the matters we discuss in this Current Report on Form 8-K concerning our company contain forward-looking statements. Any statements in this Current Report on Form 8-K that are not statements of historical fact are intended to be, and are “forward-looking statements” under the safe harbor provided by Section 27(a) of the Securities Act. Without limitation, the words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans” and similar expressions are intended to identify forward-looking statements. The important factors discussed herein as well as factors identified in our filings with the SEC and those presented elsewhere by management from time to time, could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit	Description
1.1	Underwriting Agreement, dated as of June 8, 2005, by and between XM Satellite Radio Holdings Inc. and UBS Securities LLC.

5.1	Opinion of Hogan & Hartson L.L.P.

23.1	Consent of Hogan & Hartson L.L.P. (included in its opinion filed as Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XM SATELLITE RADIO HOLDINGS INC.

Date: June 9, 2005	By:	/s/ Joseph M. Titlebaum
Joseph M. Titlebaum
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description
1.1	Underwriting Agreement, dated as of June 8, 2005, by and among XM Satellite Radio Holdings Inc., and UBS Securities LLC.

5.1	Opinion of Hogan & Hartson L.L.P.

23.1	Consent of Hogan & Hartson L.L.P. (included in its opinion filed as Exhibit 5.1).